EXHIBIT 32 1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
This certification is given by the undersigned Chief Executive Officer and Chief Financial Officer of Western Alliance Bancorporation (the “Registrant”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the Registrant’s annual report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 4, 2011	/s/ Robert Sarver Chief Executive Officer
Western Alliance Bancorporation

Date: March 4, 2011	/s/ Dale Gibbons Chief Financial Officer
Western Alliance Bancorporation